EXHIBIT 32.1


             CERTIFICATION OF CHIEF EXECUTIVE AND FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         I, Otto Bethlen, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of EZ2 Companies, Inc. on Form 10-QSB for the quarterly period ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB for the period ended September 30, 2005 fairly presents in all material respects the financial condition and results of operations of EZ2 Companies, Inc.

Date:  December 21, 2005

                                /s/ Otto Bethlen
                                ----------------
                                  Otto Bethlen
                                President, Chief Executive
                              and Financial Officer